Exhibit 99.1

HERSHA HOSPITALITY TRUST 510 Walnut Street, 9th Floor Philadelphia, PA 19016 Phone: 215-238-1046 Fax: 215-238-0157 www.hersha.com

For Immediate Release
Contact:         Ashish Parikh, CFO
Ph: (215) 238-1046

HERSHA HOSPITALITY ANNOUNCES
SECOND QUARTER 2007 EARNINGS

Year-over-Year Second Quarter 2007 and Other Highlights

•	Adjusted FFO (“AFFO”) Improved 20% to $0.42 Per Diluted Share
•	Consolidated RevPAR Increased 17%
•	Consolidated Adjusted EBITDA Grew 71%
•	Consolidated Adjusted EBITDA Margin Expanded 110 Basis Points
•	Revises 2007 AFFO Guidance to $1.16 to $1.18 per share from $1.14 to $1.18 per share

PHILADELPHIA, PA--(Business Wire)—August 8, 2007-- Hersha Hospitality Trust (AMEX: HT) owner of nationally franchised  premium full service and limited service hotels, today announced earnings for the second quarter ended June 30, 2007.

Financial Highlights for the Second Quarter 2007

Net income applicable to common shareholders for the second quarter of 2007 was $6.6 million, or $0.16 per common share as compared to net income of $2.2 million, or $0.09 per common share for the second quarter of 2006. Over the last year, the Company has transformed its portfolio by purchasing high quality hotels with premium revenue per available room (RevPAR) in key markets such as New York and Northern California on an accretive basis. Additionally, several of Hersha’s younger hotels have begun to stabilize their occupancy levels, resulting in increased contribution to the Company’s cash flow and earnings.

Operating income for the three months ended June 30, 2007 was $17.9 million compared to $9.2 million for the same period in 2006. The increase in operating income resulted from strong revenue improvement from growth in average daily rate (ADR), the addition of 13 hotels over the last year and growth in the size of the average hotel in the Company’s portfolio, each of which has increased the scale of Hersha’s operations enabling the Company to better absorb administrative costs.  Adjusted funds from operations (AFFO) for the second quarter of 2007 increased to $0.42 per diluted common share and unit from $0.35 per diluted common share and unit for the same quarter of 2006. A reconciliation of AFFO to net income applicable to common shares, the most directly applicable U.S. GAAP measure, is included at the end of this release.

Mr. Jay H. Shah, Chief Executive Officer, noted, “Our second quarter and first half of 2007 results showed excellent progress by a number of metrics. We had very strong double-digit RevPAR growth and we expanded our consolidated hotel margins. During the quarter, we added our 13th hotel in the New York City metropolitan market with the purchase of the Hotel 373 in Manhattan and bolstered our presence with several development investments. Additionally, we made progress on our goal of increasing the percentage ownership of our unconsolidated hotels with increased ownership of our two Glastonbury, Connecticut properties.”

For the three-month period ended June 30, 2007, consolidated total hotel operating revenues increased 66% to $63.5 million from $38.2 million in the second quarter of 2006 driven primarily by hotel acquisitions and growth in room revenues.  RevPAR for the Company’s consolidated hotels (57 hotels) increased 16.7% on a year-over-year basis to $104.04 driven by a 14.0% increase in ADR to $130.21 and a 183 basis point improvement in occupancy to 79.90% for the quarter.

Gross operating profit (GOP) margins for the Company’s consolidated hotels increased approximately 170 basis points to 48.8% from 47.1%, as compared to the second quarter of 2006.  GOP margins improved as a result of stronger top-line performance and the impact of rate based revenue growth.  A result of growth in the company’s portfolio and an improved mix of hotels with higher margins, adjusted EBITDA for consolidated hotels increased 71% to $25.8 million for the second quarter of 2007 as compared to the second quarter 2006.  Adjusted EBITDA margins for the quarter increased 110 basis points to 40.6% for the Company’s consolidated hotel portfolio.

On a same-store basis for Hersha’s consolidated hotels (35 hotels), RevPAR for the second quarter of 2007 increased 8.8% on a year-over-year basis to $102.12 driven by a 6.8% increase in ADR to $127.50 and a 145 basis points improvement in occupancy to 80.09%. Same-store Adjusted EBITDA for the second quarter of 2007 increased 6.1% to $15.9 million. The Company’s same-store Adjusted EBITDA margin declined 81 basis points to 40.0% for the second quarter of 2007, as compared to the second quarter of 2006.  Renovation disruptions at several stabilized properties, increases in utilities expenses, real estate taxes and new brand initiatives accounted for the majority of the decline in margins.

Other Second Quarter 2007 Highlights

❖
On June 1, the Company finalized the acquisition of the newly opened 70-room Hotel 373, located at 373 Fifth Avenue at 35th Street, in midtown Manhattan for $28.0 million and the associated $6.0 million acquisition of a Starbucks leasehold interest.

❖
The Company also made several investments in its development financing program.  Hersha purchased a land parcel in Brooklyn, New York, which will be used for an all suite hotel development and issued a $15.0 million mezzanine loan for a select service hotel in Lower Manhattan.

These transactions are detailed in the supplemental schedules at the end of this release and posted to the “presentations and supplemental schedules” page of the Company’s Web site.

Subsequent Events

❖	On July 1, Hersha completed the purchase of the 134-room Holiday Inn-Norwich, Connecticut for $16.1 million, including the assumption of $8.2 million in debt.
❖
The Company also purchased a second parcel of land in Brooklyn adjacent to its existing parcel, as a part of a two parcel assemblage, for $7.5 million for the development of an all suite hotel development.

Balance Sheet

At June 30, 2007, Hersha Hospitality Trust had approximately $680.4 million of total consolidated debt outstanding, which included approximately $51.5 million of Trust Preferred Securities.  Fixed rate debt, including variable rate debt fixed by an interest rate swap, amounted to approximately 91% of total consolidated debt.  The weighted average interest rate on all of the Company’s fixed rate debt was approximately 6.20% for the second quarter.  The weighted average life to maturity of the Company’s debt was 8.6 years.   Total common shares and units of limited partnership interest of Hersha Hospitality Limited Partnership, the Company’s operating partnership subsidiary, outstanding at June 30, 2007 were 46.6 million.

The Company ended the second quarter of 2007 with $68.0 million in development loans and land leases outstanding to nine hotel development projects.

Mr. Shah commented, “We have been able to replace most of the paydowns in our development loans with new Manhattan development opportunities with similar yields.  Our development investments continue to demonstrate the depth of our relationships in New York City, the nation’s best lodging market and a market to which we have a long-term ownership commitment.”

Dividend

For the second quarter of 2007, Hersha Hospitality Trust declared common share and limited partnership unit dividends of $0.18 per common share and unit.   The Company’s common dividend represents the 33rd consecutive quarterly dividend at this amount since the Company’s 1999 initial public offering and represents a yield of approximately 6.9% based upon the closing price of Hersha Hospitality Trust stock on August 7, 2007.  Hersha’s annualized dividend of $0.72 per common share is approximately 61-62% of the Company’s forecasted AFFO for the fiscal year ending December 31, 2007. The Board of Trustees also declared a second quarter cash dividend of $0.50 per Series A Preferred Share.

Financial Outlook for 2007

Assuming a continued strong U.S. economy and limited supply growth in its markets, the Company anticipates that its current portfolio will contribute to another year of strong growth in AFFO in 2007.  The Company is updating its financial guidance for the full year ended December 31, 2007 as follows:

Net income available to common shareholders is now expected to be $10.25 million to $11.5 million, or $0.22 to $0.25 per weighted average diluted share outstanding.  This is revised from previous financial guidance due to completed acquisitions, increased development loans and increased depreciation and amortization from the acquisition of hotels.

•	2007 Adjusted EBITDA is now expected to be $111.5 million to $113.0 million
•	2007 AFFO is now expected to be $1.16 to $1.18 per weighted average diluted share outstanding

The Company’s expectations for net income available to common shareholders, net income available to common shareholders per weighted average diluted share outstanding, Adjusted EBITDA and AFFO per diluted share for the full year ended December 31, 2007 are based upon the Company achieving consolidated same-store RevPAR growth of 6.5% to 8.5% and consolidated portfolio RevPAR growth of 12% to 14%, as compared to the full year 2006.

Second Quarter 2007 Earnings Conference Call

The Company will host a conference to discuss its financial results tomorrow, Thursday, August 9, 2007 at 10:00 AM Eastern time.  Hosting the call will be Mr. Jay H. Shah, Chief Executive Officer, Mr. Neil H. Shah, President and Chief Operating Officer, and Mr. Ashish Parikh, Chief Financial Officer.

The live conference call can be accessed by dialing (800)-289-0572 or for international participants (913) 981-5543.  A replay of the call will be available from August 9, 2007, through August 23, 2007. The replay can be accessed by dialing (888) 203-1112 or for international participants (719) 457-0820.  The passcode for the call and the replay is 9347242.

About Hersha Hospitality

Hersha Hospitality Trust is a self-advised real estate investment trust, which owns interests in 73 hotels totaling 9,395 rooms, primarily along the Northeast Corridor from Boston to Washington DC.  The Company also owns hotels in Northern California and Scottsdale, Arizona.  Hersha focuses on high quality upscale hotels in high barrier to entry markets.  More information on the Company and its portfolio of hotels is available on Hersha’s Web site at http://www.hersha.com.

Forward Looking Statement

Certain matters within this press release are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement.  For a description of these factors, please review the information under the heading “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities Exchange Commission (SEC).

HERSHA HOSPITALITY TRUST
Balance Sheet
(in thousands, except shares and per share data)
	June 30, 2007	December 31, 2006
Assets:
Investment in Hotel Properties, net of Accumulated Depreciation	$901,914	$807,784
Investment in Joint Ventures	58,174	50,234
Development Loans Receivable	44,716	47,016
Cash and Cash Equivalents	9,571	10,316
Escrow Deposits	16,574	14,927
Hotel Accounts Receivable, net of allowance for doubtful accounts of $50 and $30	10,219	4,608
Deferred Costs, net of Accumulated Amortization of $2,270 and $1,543	8,724	7,525
Due from Related Parties	2,237	4,059
Intangible Assets, net of Accumulated Amortization of $758 and $618	5,720	5,594
Other Assets	18,646	16,145

Total Assets	$1,076,495	$968,208

Liabilities and Shareholders’ Equity:
Line of Credit	$48,800	$24,000
Mortgages and Notes Payable, net of unamortized discount of $59 and $1,312	631,559	556,542
Accounts Payable, Accrued Expenses and Other Liabilities	16,149	14,740
Dividends and Distributions Payable	9,354	8,985
Due to Related Parties	3,555	3,297

Total Liabilities	709,417	607,564

Minority Interests:
Common Units	$36,953	$25,933
Interest in Consolidated Joint Ventures	2,671	3,092

Total Minority Interests	39,624	29,025

Shareholders' Equity:
Preferred Shares - 8% Series A, $.01 Par Value, 29,000,000 Shares Authorized, 2,400,000 Shares Issued and Outstanding at June 30, 2007 and December 31, 2006, respectively. (Aggregate Liquidation Preference $60,000 at June 30, 2007 and December 31, 2006, respectively)	24	24
Common Shares - Class A, $.01 Par Value, 80,000,000 Shares Authorized, 40,986,779 and 40,671,950 Shares Issued and Outstanding at June 30, 2007 and December 31, 2006, respectively.	410	405
Common Shares - Class B, $.01 Par Value, 1,000,000 Shares Authorized, None Issued and Outstanding	-	-
Accumulated Other Comprehensive Income	221	233
Additional Paid-in Capital	390,993	381,592
Distributions in Excess of Net Income	(64,194)	(50,635)

Total Shareholders' Equity	327,454	331,619

Total Liabilities and Shareholders’ Equity	$1,076,495	$968,208

HERSHA HOSPITALITY TRUST
Summary Results
(in thousands, except shares and per share data)
	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Revenue:
Hotel Operating Revenues	$63,478	$38,183	$109,868	$62,084
Interest Income from Development Loans	1,331	295	2,634	723
Land Lease Revenue	1,117	-	2,205	-
Hotel Lease Revenue	195	-	332	-
Other Revenue	186	230	327	424
Total Revenues	66,307	38,708	115,366	63,231

Expenses:
Hotel Operating Expenses	34,544	21,392	63,613	37,350
Hotel Ground Rent	190	216	439	378
Land Lease Expense	619	-	1,233	-
Real Estate and Personal Property Taxes and Property Insurance	2,891	1,460	5,787	2,947
General and Administrative	1,621	1,812	3,832	2,976
Depreciation and Amortization	8,560	4,609	16,801	8,405
Total Operating Expenses	48,425	29,489	91,705	52,056

Operating Income	17,882	9,219	23,661	11,175

Interest Income	323	322	454	480
Interest Expense	10,975	5,923	21,285	11,541
Loss on Debt Extinguishment	-	908	-	1,163
Income (Loss) before income (loss) from Unconsolidated Joint Venture Investments, Minority Interests and Discontinued Operations	7,230	2,710	2,830	(1,049)

Income (loss) from Unconsolidated Joint Venture Investments	1,741	769	904	(341)

Income (Loss) before Minority Interests and Discontinued Operations	8,971	3,479	3,734	(1,390)

Income (Loss) allocated to Minority Interest in Continuing Operations	1,176	690	176	(325)
Income (Loss) from Continuing Operations	7,795	2,789	3,558	(1,065)

Discontinued Operations
Gain on Disposition of Hotel Properties	-	434	-	434
Income from Discontinued Operations	-	153	-	123
Income from Discontinued Operations	-	587	-	557

Net Income (Loss)	7,795	3,376	3,558	(508)
Preferred Distributions	1,200	1,200	2,400	2,400

Net Income (Loss) applicable to Common Shareholders	$6,595	$2,176	$1,158	$(2,908)

Basic earnings per share
Income (loss) from continuing operations applicable to common shareholders	$0.16	$0.06	$0.03	$(0.15)
Discontinued Operations	-	0.03	-	0.02

Net Income (Loss) applicable to common shareholders	$0.16	$0.09	$0.03	$(0.13)

Diluted earnings per share
Income (loss) from continuing operations applicable to common shareholders	$0.16	$0.06	$0.03	$(0.15)
Discontinued Operations	-	0.03	-	0.02

Net Income (Loss) applicable to common shareholders	$0.16	$0.09	$0.03	$(0.13)

Weighted Average Common Shares Outstanding
Basic	40,642,569	25,469,708	40,590,499	22,903,225
Diluted	40,842,832	25,564,362	40,762,164	22,903,225

FFO and GAAP Reconciliation

The National Association of Real Estate Investment Trusts (“NAREIT”) developed Funds from Operations (“FFO”) as a non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP.  We calculate FFO applicable to common shares and Partnership units in accordance with the April 2002 National Policy Bulletin of NAREIT, which we refer to as the White Paper.   The White Paper defines FFO as net income (loss) (computed in accordance with GAAP) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated assets, plus certain non-cash items, such as depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Our interpretation of the NAREIT definition is that minority interest in net income (loss) should be added back to (deducted from) net income (loss) as part of reconciling net income (loss) to FFO. Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we do.

The GAAP measure that we believe to be most directly comparable to FFO, net income (loss) applicable to common shares, includes depreciation and amortization expenses, gains or losses on property sales, minority interest and preferred dividends. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from our property operations.

Hersha also presents Adjusted Funds from Operations (AFFO), which reflects FFO in accordance with the NAREIT definition further adjusted by:

•	adding back write-offs of deferred financing costs on debt extinguishment, both for consolidated and unconsolidated properties;
•	adding back amortization of deferred financing costs;
•	adding back non-cash stock expense;
•	adding back FFO attributed to our partners in consolidated joint ventures; and
•	making adjustments to ground lease payments, which are required by GAAP to be amortized on a straight-line basis over the term of the lease, to reflect the actual lease payment.

FFO and AFFO do not represent cash flows from operating activities in accordance with GAAP and should not be considered an alternative to net income as an indication of Hersha’s performance or to cash flow as a measure of liquidity or ability to make distributions. We consider FFO and AFFO to be meaningful, additional measures of our operating performance because they exclude the effects of the assumption that the value of real estate assets diminishes predictably over time, and because they are widely used by industry analysts as a performance measures. We show both FFO from consolidated hotel operations and FFO from unconsolidated joint ventures because we believe it is meaningful for the investor to understand the relative contributions from our consolidated and unconsolidated hotels. The display of both FFO from consolidated hotels and FFO from unconsolidated joint ventures allows for a detailed analysis of the operating performance of our hotel portfolio by management and investors.  We present FFO and AFFO applicable to common shares and Partnership units because our Partnership units are redeemable for common shares.  We believe it is meaningful for the investor to understand FFO applicable to all common shares and Partnership units.

The following table reconciles FFO and AFFO for the periods presented to the most directly comparable GAAP measure, net income, for the same periods:

HERSHA HOSPITALITY TRUST
Adjusted Funds from Operations (AFFO)
(in thousands, except shares and per share data)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Net income (loss) applicable to common shares	$6,595	$2,176	$1,158	$(2,908)
Income (loss) allocated to minority interest	1,176	690	176	(325)
Income from discontinued operations allocated to minority interest	-	21	-	18
(Income) loss from unconsolidated joint ventures	(1,741)	(769)	(904)	341
Gain on sale of assets	-	(434)	-	(434)
Depreciation and amortization	8,560	4,609	16,801	8,405
Depreciation and amortization from discontinued operations	-	-	-	258
FFO related to the minority interests in consolidated joint ventures	(310)	(356)	(112)	(171)
Funds from consolidated hotel operations applicable to common shares and Partnership units	14,280	5,937	17,119	5,184

Income (Loss) from Unconsolidated Joint Ventures	1,741	769	904	(341)
Add:
Depreciation and amortization of purchase price in excess of historical cost	451	447	945	921
Interest in depreciation and amortization of unconsolidated joint ventures	1,809	1,445	3,002	2,401
Funds from unconsolidated joint ventures operations applicable to common shares and Partnership units	4,001	2,661	4,851	2,981

Funds from Operations applicable to common shares and Partnership units	18,281	8,598	21,970	8,165

Add:
FFO related to the minority interests in consolidated joint ventures	310	356	112	171
Amortization of deferred financing costs	410	105	756	163
Deferred financing costs written off in debt extinguishment	-	908	-	1,163
Interest in deferred financing costs written off in unconsolidated joint venture debt extinguishment	-	-	-	207
Amortization of original issue discount on assumed debt	-	3	16	3
Non cash stock expense	186	73	294	128
Straight-line Amortization of ground lease expense	66	68	133	131

Adjusted Funds from Operations	$19,253	$10,111	$23,281	$10,131

AFFO per Diluted Weighted Average Common Shares and Units Outstanding	$0.42	$0.35	$0.51	$0.39

Diluted Weighted Average Common Shares and Units Outstanding	45,742,688	29,056,539	45,415,739	26,311,094

HERSHA HOSPITALITY TRUST
Adjusted Funds from Operations (FFO) - 2007 FORECAST RECONCILIATION
(in thousands, except shares and per share data)
	Low	High
	Twelve Months Ending
	12/31/2007	12/31/2007

Net Income applicable to common shares	$10,250	$11,500
Less:
(Income) from Unconsolidated Joint Ventures	(2,200)	(2,450)
FFO related to the minority interests in consolidated joint ventures	(750)	(1,250)
Add:
Depreciation and amortization	34,000	34,000
Funds from Consolidated Hotel Operations	41,300	41,800

Income from Unconsolidated Joint Ventures	2,200	2,450
Add:
Depreciation and amortization	6,613	6,613
Funds from Unconsolidated Joint Ventures Operations	8,813	9,063

Funds from Operations	50,113	50,863

Add:
Income allocated to minority interest in our operating partnership	1,200	1,500
Amortization of deferred financing costs	1,600	1,600
Non cash stock expense	650	650
Amortization of ground lease expense	265	265

Adjusted Funds from Operations	$53,828	$54,878

Diluted Weighted Average Common Shares and Units Outstanding	46,325,000	46,325,000
Adjusted FFO per Diluted Weighted Average Common Shares and Units Outstanding	$1.16	$1.18

EBITDA and GAAP Reconciliation

Earnings Before Interest, Taxes, and Depreciation and Amortization (EBITDA) is a non-GAAP financial measure within the meaning of the Securities and Exchange Commission rules. Our interpretation of Adjusted EBITDA is that EBITDA derived from our investment in unconsolidated joint ventures should be added back to net income (loss) as part of reconciling net income (loss) to Adjusted EBITDA. Our Adjusted EBITDA computation may not be comparable to EBITDA reported by other companies that interpret the definition of EBITDA differently than we do. Management believes EBITDA to be a meaningful measure of a REIT's performance and that it should be considered along with, but not as an alternative to, net income, cash flow, FFO and AFFO, as a measure of the company's operating performance.

HERSHA HOSPITALITY TRUST
EBITDA
(in thousands, except shares and per share data)
	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Net Income applicable to common shares	$6,595	$2,176	$1,158	$(2,908)
Less:
(Income) loss from Unconsolidated Joint Ventures	(1,741)	(769)	(904)	341
Interest income	(323)	(322)	(454)	(480)
Add:
Income (Loss) allocated to minority interest for continuing operations	1,176	690	176	(325)
Income allocated to minority interest for discontinued operations and gain on disposition of hotel properties	-	84	-	81
Interest expense from continuing operations	10,975	5,923	21,285	11,541
Interest expense from discontinued operations	-	228	-	465
Deferred financing costs written off in debt extinguishment	-	908	-	1,163
Distributions to Series A Preferred Shareholders	1,200	1,200	2,400	2,400
Depreciation and amortization from continuing operations	8,560	4,609	16,801	8,405
Depreciation from discontinued operations	-	-	-	258
Non-cash stock expense	186	73	294	128
Straight-line Amortization of ground lease expense	66	68	133	131

Adjusted EBITDA from consolidated hotel operations	26,694	14,868	40,889	21,200

Income (Loss) from Unconsolidated Joint Ventures	1,741	769	904	(341)
Add:
Depreciation and amortization of purchase price in excess of historical cost	451	447	945	921
Adjustment for interest in interest expense, depreciation and amortization of unconsolidated joint ventures	6,341	5,485	10,583	8,759

Adjusted EBITDA from unconsolidated joint venture operations	8,533	6,701	12,432	9,339

Adjusted EBITDA	$35,227	$21,569	$53,321	$30,539

HERSHA HOSPITALITY TRUST
Adjusted EBITDA - 2007 FORECAST RECONCILIATION
(in thousands, except shares and per share data)
	Low	High
	Twelve Months Ended
	December 31, 2007	December 31, 2007

Net Income applicable to common shares	$10,250	$11,500
Less:
Income from Unconsolidated Joint Ventures	(2,200)	(2,450)
Interest income	(1,000)	(1,000)
Add:
Income allocated to minority interest in common units	1,200	1,500
Interest expense	41,000	41,000
Distributions to Series A Preferred Shareholders	4,800	4,800
Depreciation and amortization from continuing operations	34,000	34,000
Amortization of deferred financing costs	1,600	1,600
Non cash stock expense	650	650
Amortization of ground lease expense	265	265

Adjusted EBITDA from consolidated hotel operations	90,565	91,865

Income (Loss) from Unconsolidated Joint Ventures	2,200	2,450
Add:
Interest expense	11,850	11,850
Depreciation and amortization of purchase price in excess of historical cost	1,800	1,800
Interest in depreciation and amortization of unconsolidated joint venture	5,250	5,250

Adjusted EBITDA from unconsolidated joint venture operations	21,100	21,350

Adjusted EBITDA	$111,665	$113,215

Supplemental Schedules

The company has included supplemental schedules as an attachment to this press release in order to provide additional disclosure and financial information for the benefit of the company's stakeholders.

HERSHA HOSPITALITY TRUST
KEY PERFORMANCE INDICATORS
June 30, 2007
(Unaudited)

CONSOLIDATED HOTELS:
(Recorded from date of acquisition or investment)	(2007 Includes 57 Hotels 2006 includes 41 Hotels)			(2007 Includes 57 Hotels 2006 includes 41 Hotels)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	578,868	395,501		1,143,328	734,938
Rooms Occupied	462,531	308,778		828,810	523,870
Occupancy	79.90%	78.07%	2.3%	72.49%	71.28%	1.7%
Average Daily Rate (ADR)	$130.21	$114.19	14.0%	$125.30	$108.61	15.4%
Revenue Per Available Room (RevPAR)	$104.04	$89.15	16.7%	$90.83	$77.42	17.3%

Room Revenues	$60,223,978	$35,260,531		$103,847,392	$56,896,337
Food & Beverage	$1,891,762	$2,133,964		$3,480,183	$3,874,111
Other Revenues	$1,362,156	$831,695		$2,540,622	$1,384,484
Total Revenues	$63,477,897	$38,226,190		$109,868,197	$62,154,932
Discontinued Assets	$0	$1,595,642		$0	$3,550,315
EBITDA	$25,752,046	$15,091,543		$40,116,010	$21,483,426
EBITDA Margin	40.6%	39.5%		36.5%	34.6%
EBITDA Margin Growth	1.09%			1.95%

SAME STORE CONSOLIDATED HOTELS:	(Includes 35 Hotels for both 2007 and 2006)			(Includes 28 Hotels for both 2007 and 2006)
(Owned for the entire reporting period)	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	366,912	366,912		549,923	550,059
Rooms Occupied	293,856	288,536		391,384	389,600
Occupancy	80.09%	78.64%	1.8%	71.17%	70.83%	0.5%
Average Daily Rate (ADR)	$127.50	$119.35	6.8%	$121.04	$112.65	7.5%
Revenue Per Available Room (RevPAR)	$102.12	$93.86	8.8%	$86.14	$79.79	8.0%

Room Revenues	$37,467,865	$34,437,058		$47,372,821	$43,886,540
Food & Beverage	$1,441,165	$1,492,815		$2,062,072	$2,059,749
Other Revenues	$801,480	$760,315		$949,269	$954,120
Total Revenues	$39,710,510	$36,690,187		$50,384,162	$46,900,409
Discontinued Assets	$0	$1,595,642		$0	$3,550,315
EBITDA	$15,884,043	$14,972,144		$17,599,827	$16,512,941
EBITDA Margin	40.0%	40.8%		34.9%	35.2%
EBITDA Margin Growth	-0.81%			-0.28%

SAME STORE HOTELS:	(Includes 49 Hotels for both 2007 and 2006)			(Includes 42 Hotels for both 2007 and 2006)
(Owned for the entire reporting period)	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	573,482	573,369		886,764	886,787
Rooms Occupied	446,176	441,891		625,506	626,572
Occupancy	77.80%	77.07%	0.9%	70.54%	70.66%	-0.2%
Average Daily Rate (ADR)	$131.57	$123.84	6.2%	$123.92	$116.39	6.5%
Revenue Per Available Room (RevPAR)	$102.37	$95.44	7.3%	$87.41	$82.24	6.3%

Room Revenues	$58,704,635	$54,723,661		$77,515,803	$72,929,693
Food & Beverage	$7,588,861	$7,949,933		$9,060,642	$9,658,607
Other Revenues	$2,796,390	$2,696,630		$4,313,339	$4,181,888
Total Revenues	$69,089,886	$65,370,224		$90,889,784	$86,770,188
Discontinued Assets	$0	$1,595,642		$0	$3,550,315
EBITDA	$23,859,374	$22,148,295		$26,617,351	$24,935,604
EBITDA Margin	34.5%	33.9%		29.3%	28.7%
EBITDA Margin Growth	0.65%			0.55%

ALL HOTELS INCLUDING JOINT VENTURE ASSETS:
(Recorded from date of acquisition or investment)	(2007 Includes 72 Hotels 2006 Includes 55 Hotels)			(2007 Includes 72 Hotels 2006 Includes 55 Hotels)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	818,562	617,102		1,613,014	1,158,257
Rooms Occupied	642,478	474,663		1,152,267	823,341
Occupancy	78.49%	76.92%	2.0%	71.44%	71.08%	0.5%
Average Daily Rate (ADR)	$134.78	$122.20	10.3%	$129.43	$116.68	10.9%
Revenue Per Available Room (RevPAR)	$105.79	$94.00	12.5%	$92.46	$82.94	11.5%

Room Revenues	$86,591,787	$58,005,778		$149,137,428	$96,064,913
Food & Beverage	$8,039,458	$8,591,082		$14,831,137	$14,859,874
Other Revenues	$3,410,857	$2,784,388		$6,416,879	$5,002,790
Total Revenues	$98,042,101	$69,381,248		$170,385,444	$115,927,578
Discontinued Assets	$0	$1,595,642		$0	$3,550,315
EBITDA	$36,579,500	$23,516,783		$55,694,090	$33,543,223
EBITDA Margin	37.3%	33.9%		32.7%	28.9%
EBITDA Margin Growth	3.41%			3.75%

Hersha Hospitality Trust
Total Portfolio
June 30, 2007
(Dollars in thousands)

	Name	Rooms	Year Opened/Complete Renovation	Acquisition Date	Debt Balance as of 06/30/07		Ownership %	Hersha Preferred Equity Return
	Marriott
1.	Mystic, CT	285	2001	8/9/2005	$33,533		66.7%	8.50%
2.	Hartford, CT	409	2005	2/8/2006	$45,000		15.0%	8.50%
	Hilton
3.	Hartford, CT	392	2005	10/6/2005	$22,000		8.8%	8.50%
	Courtyard
4.	Alexandria	203	2006	09/29/06	$25,000		100.0%
5.	Scranton	120	1996	2/1/2006	$6,300		100.0%
6.	Langhorne, PA	118	2002	1/3/2006	$15,575		100.0%
7.	Brookline/Boston, MA	188	2003	6/16/2005	$38,913		100.0%
8.	Norwich, CT	144	1997	8/9/2005	$9,400		66.7%	8.50%
9.	South Boston, MA	164	2005	7/1/2005	$16,200		50.0%	10.00%
10.	Wilmington, DE	78	1999	6/17/2005	$8,000		100.0%
11.	Warwick, RI	92	2003	8/9/2005	$6,450		66.7%	8.50%
2.	Ewing/Princeton, NJ	130	2004	7/1/2004	$13,500		50.0%	11.00%
	Hampton Inn
13.	Farmingville	161	2002	9/6/2006	$15,237		100.0%
14.	Philadelphia, PA	250	2001	2/15/2006	(	*)	80.0%	9.00%
15.	Chelsea/Manhattan, NY	144	2003	8/29/2003	$36,000		100.0%
16.	Linden, NJ	149	2003	10/1/2003	$9,724		100.0%
17.	Hershey, PA	110	1999	1/1/2000	$3,253		100.0%
18.	Carlisle,PA	95	1997	1/26/1999	$3,602		100.0%
19.	Danville, PA	72	1998	9/1/1999	$2,280		100.0%
20.	Selinsgrove, PA	75	1996	1/26/1999	$3,009		100.0%
21.	Herald Square, Manhattan, NY	136	2005	4/1/2005	$26,500		100.0%
22.	Seaport, NY	65	2006	2/1/2007	$19,250		100.0%
	Residence Inn
23.	North Dartmouth, MA	96	2002	5/1/2006	$8,852		100.0%
24.	Tysons Corner, VA	96	1984	2/2/2006	$9,347		100.0%
25.	Danbury, CT	78	1999	8/9/2005	$8,050		66.7%	8.50%
26.	Framingham, MA	125	2000	3/26/2004	$9,126		100.0%
27.	Greenbelt, MD	120	2002	7/16/2004	$12,423		100.0%
28.	Mystic, CT	133	1996	09/15/2005	$7,766		66.7%	8.50%
29.	Southington, CT	94	2002	8/9/2005	$10,950		44.7%	8.50%
30.	Williamsburg, VA	108	2002	11/22/2005	$8,070		75.0%	12.00%
31.	Norwood, MA	96	2006	7/27/2006	(	*)	100.0%
32.	Langhorne, PA	100	2007	1/8/2007	(	*)	100.0%
33.	Carlisle, PA	78	2007	1/10/2007	$7,000		100.0%
	Summerfield Suites
34.	White Plains, NY	159	2000	12/28/2006	$33,030		100.0%
35.	Bridgewater, NJ	128	1998	12/28/2006	$14,492		100.0%
36.	Gaithersburg, MD	140	1998	12/28/2006	$13,720		100.0%
37.	Pleasant Hill, CA	142	2003	12/28/2006	$20,160		100.0%
38.	Pleasanton, CA	128	1998	12/28/2006	$14,490		100.0%
39.	Scottsdale, AZ	164	1999	12/28/2006	$16,778		100.0%
40.	Charlotte, NC	144	1989	12/28/2006	$7,330		100.0%
	Homewood Suites
41.	Glastonbury, CT	136	2006	6/15/2006	$12,919		48.0%	10.00%
	Holiday Inn Express
42.	Hauppauge	133	2001	09/01/06	$10,038		100.0%
43.	Cambridge, MA	112	1997	05/03/06	$8,487		100.0%
44.	Hershey, PA	85	1997	1/26/1999	$4,286		100.0%
45.	New Columbia, PA	81	1997	1/26/1999	$1,641		100.0%
46.	Malvern, PA	88	2004	5/24/2005	$4,070		100.0%
47.	Oxford Valley, PA	88	2004	5/26/2005	$6,550		100.0%
48.	South Boston, MA	118	1998	10/7/2005	$6,113		50.0%	10.00%
49.	Chester, NY	80	2006	1/25/2007	$6,700		100.0%
50.	Madison Square Garden	228	2006	2/1/2007	$55,000		50.0%
	Hilton Garden Inn
51.	JFK Airport, NY	188	2005	2/16/2006	$21,000		100.0%
52.	Edison, NJ	132	2003	10/1/2003	$7,779		100.0%
53.	Glastonbury, CT	150	2003	11/13/2003	$13,500		48.0%	11.00%
54.	Gettysburg, PA	88	2004	7/23/2004	$5,192		100.0%
	Springhill Suites
55.	Waterford, CT	80	1998	8/9/2005	$6,335		66.7%	8.50%
56.	Williamsburg, VA	120	2002	11/22/2005	$5,495		75.0%	(a. )
	Holiday Inn Express & Suites
57.	Harrisburg, PA	77	1997	9/1/1999	(	*)	100.0%
58.	King of Prussia, PA	155	2004	5/23/2005	$12,950		100.0%
	Four Points - Sheraton
59.	Revere/Boston, MA	180	2001	3/11/2004	$8,415		55.0%	12.00%
	Mainstay
60.	Valley Forge, PA	69	2000	6/1/2001	(	*)	100.0%
61.	Frederick, MD	72	2001	1/1/2002	$3,500		100.0%
	Holiday Inn (HICC)
62.	Harrisburg, PA	196	1970	1/26/1999	$3,100		100.0%
	Comfort Inn
63.	North Dartmouth, MA	84	1986	05/01/06	$3,171		100.0%
64.	Harrisburg, PA	81	1998	1/26/1999	$2,188		100.0%
65.	Frederick, MD	73	2004	5/27/2004	$2,627		100.0%
	Fairfield Inn
66.	Mt. Laurel, NJ	118	1998	1/3/2006	$7,400		100.0%
67.	Bethlehem, PA	103	1997	1/3/2006	$6,225		100.0%
68.	Laurel, MD	109	1999	1/31/2005	(	*)	100.0%
	Hawthorne Suites
69.	Franklin, MA	100	1999	4/25/2006	$8,500		100.0%
	Independent
70.	Inn at Wilmington	71	1999	6/17/2005	$4,730		100.0%
71.	373 Fifth Avenue	70	2007	6/1/2007	$22,000		100.0%
	Sleep Inn
72.	Valley Forge, PA	87	2000	6/1/2001	(	*)	100.0%
	TOTAL	9,261

(a.) - Preferred Return tier of 10% during 2007 and then 12% preferred return thereafter
(*) - Asset is encumbered by the Company's credit facility

Hersha Hospitality Trust
2007 Acquisition Activity
June 30, 2007
(Dollars in thousands)

	Name	Rooms	Year Opened/ Complete Renovation	Acquisition Date	Purchase Price	Debt Balance	Ownership %	HERSHA % OF ACQUISITIONS	HERSHA % OF DEBT	Hersha Preferred Equity Return

1	Residence Inn - Langhorne, PA (*)	100	2007	01/08/2007	$15,500	$0	100.0%	$15,500	$0	N/A
2	Residence Inn - Carlisle, PA	78	2007	01/10/2007	$9,945	$7,000	100.0%	$9,945	$7,000	N/A
3	Holiday Inn Express - Chester, NY	80	2006	01/25/2007	$9,200	$6,700	100.0%	$9,200	$6,700	N/A
4	Hampton Inn Seaport	65	2006	02/01/2007	$27,625	$19,250	100.0%	$27,625	$19,250	N/A
5	Holiday Inn Express - Madison Square Garden, NY	228	2006	02/01/2007	$85,500	$55,000	50.0%	$42,750	$27,500	N/A
6	Hotel 373 and Starbucks Leasehold, Manhattan, NY	70	2007	06/01/2007	$34,000	$22,000	100.0%	$34,000	$22,000	N/A

	Sub-Total	621			$181,770	$109,950		$139,020	$82,450

	(*) - Encumbered by the Company's credit facility.

Hersha Hospitality Trust
Mortgages and Notes Payable
June 30, 2007

Consolidated Properties	06/30/07 Fixed Rate Balance	Capped or Fixed Rate	06/30/07 Floating Rate Balance	Floating Rate	Maturity
Four Points Sheraton - Revere, MA (SBA Loan)	$549,921	4.00%			01/2032
Courtyard - Brookline, MA	$38,913,000	5.35%			07/2015
Summerfield Suites - White Plains, NY	$33,030,000	5.59%			01/2017
Summerfield Suites - Pleasant Hill, CA	$20,160,000	5.59%			01/2017
Summerfield Suites - Scottsdale, AZ	$16,778,000	5.59%			01/2017
Summerfield Suites - Bridgewater, NJ	$14,492,000	5.59%			01/2017
Summerfield Suites - Pleasanton, CA	$14,490,000	5.59%			01/2017
Summerfield Suites - Gaithersburg, MD	$13,720,000	5.59%			01/2017
Summerfield Suites - Charlotte, NC	$7,330,000	5.59%			01/2017
Holiday Inn Express - Chester, NY	$6,700,000	5.63%			03/2017
Residence Inn - North Dartmouth, MA	$8,852,232	5.67%			07/2015
Holiday Inn Express - Hauppauge, NY	$10,038,365	5.70%			03/2015
Courtyard - Langhorne, PA	$15,575,000	5.75%			02/2016
Fairfield Inn & Suites - Mt. Laurel, NJ	$7,400,000	5.75%			02/2016
Fairfield Inn & Suites - Bethlehem, PA	$6,225,000	5.75%			02/2016
Hilton Garden Inn - JFK Airport, NY	$21,000,000	5.82%			04/2017
Courtyard - Scranton, PA	$6,300,000	5.83%			02/2016
Hampton Inn - Herald Square, NY	$26,500,000	6.09%			04/2016
Hampton Inn - Chelsea, NY	$36,000,000	6.24%			10/2016
Courtyard - Alexandria, VA	$25,000,000	6.25%			10/2016
Hampton Inn - Linden, NJ	$9,724,231	6.25%			10/2008
Hilton Garden Inn - Edison, NJ	$7,779,453	6.25%			10/2008
Residence Inn - Greenbelt, MD	$12,423,121	6.25%			10/2014
Residence Inn - Williamsburg, VA	$8,070,264	6.32%			01/2013
Springhill Suites - Williamsburg, VA	$5,494,797	6.32%			01/2013
Holiday Inn Express & Suites - King of Prussia, PA	$12,950,000	6.33%			06/2016
Holiday Inn Express - Malvern, PA	$4,070,000	6.33%			06/2016
Holiday Inn Express - Langhorne, PA	$6,550,000	6.33%			06/2016
Courtyard - Wilmington, DE	$8,000,000	6.33%			06/2016
Independent Hotel - Wilmington, DE	$4,730,000	6.33%			06/2016
Hampton Inn - Seaport, NY	$19,250,000	6.36%			10/2016
Residence Inn - Framingham, MA	$9,126,140	6.38%			07/2019
Hawthorn Suites - Franklin, MA	$8,500,000	6.40%			05/2016
Hampton Inn - Brookhaven, NY	$15,237,307	6.41%			07/2014
Four Points Sheraton - Revere, MA	$7,864,739	6.73%			07/2009
Land - 41st Street, Manhattan, NY	$12,100,000	6.50%			08/2009
Comfort Inn - North Dartmouth, MA	$3,171,232	6.55%			05/2016
Residence Inn - Tyson's Corner, VA	$9,346,633	6.52%			08/2013
Hilton Garden Inn - Gettysburg, PA	$5,192,210	6.62%			09/2009
Mainstay Suites and Comfort Inn - Frederick, MD	$6,126,863	7.75%			12/2012
Hampton Inn - Carlisle, PA	$3,601,866	8.94%			04/2010
Hampton Inn - Selinsgrove, PA	$3,009,154	8.94%			04/2010
Holiday Inn Express - Hershey, PA	$4,285,764	8.94%			04/2010
Hampton Inn - Danville, PA	$2,279,662	8.94%			04/2010
HICC - New Cumberland, PA	$3,100,340	8.94%			04/2010
Comfort Inn - West Hanover, PA	$2,188,475	8.94%			04/2010
Holiday Inn Express - New Columbia, PA	$1,641,357	8.94%			04/2010
Original Issue Premium - Hampton Seaport	$935,155				10/2016
Note Payable Lodgeworks	$244,759				01/2017
Hotel 373 - Manhattan, NY			$22,000,000	30 Day LIBOR + 2.00%	04/2009
Holiday Inn Express - Cambridge, MA			$8,486,569	PRIME minus 0.75%	09/2009
Residence Inn - Carlisle, PA			$7,000,000	PRIME minus 0.75%	01/2010
Hampton Inn - Hershey, PA			$3,252,688	30 Day LIBOR + 2.75%	06/2014
Land - 8th Avenue			$13,250,000	PRIME + 0.75%	07/2008
Trust Preferred Tranche I	$25,774,000	7.34%			05/2035
Trust Preferred Tranche II	$25,774,000	7.17%			06/2035
Sub-Total	$577,595,041		$53,989,257
Total Consolidated Mortgage Debt	$631,584,298

Unconsolidated Joint Ventures
Courtyard - Ewing, NJ	$13,500,000	5.54%			08/2012
Courtyard - Norwich, CT	$9,400,000	5.63%			08/2015
Springhill Suites - Waterford, CT	$6,335,000	5.63%			08/2015
Residence Inn - Southington, CT	$10,950,000	5.63%			08/2015
Residence Inn - Danbury, CT	$8,050,000	5.63%			08/2015
Courtyard - Warwick, RI	$6,450,000	5.63%			08/2015
Hilton Garden Inn - Glastonbury, CT	$13,500,000	5.98%			03/2016
HIEXP - Madison Square Garden, NY	$55,000,000	6.50%			11/2016
HIEXP - South Boston	$6,112,868	6.75%			01/2015
Residence Inn - Mystic, CT	$7,765,732	6.89%			02/2014
Marriott - Mystic, CT	$24,532,706	6.98%			11/2010
Marriott - Mystic, CT (Mezzanine Loan)	$9,000,000	8.55%			11/2010
Homewood Suites Glastonbury	$12,919,227	7.50%			09/2008
Courtyard - South Boston, MA			$16,200,000	30 Day LIBOR + 2.25%	10/2009
Hilton - Hartford, CT			$22,000,000	30 Day LIBOR + 2.75%	11/2009
Marriott - Hartford, CT			$45,000,000	30 Day LIBOR + 2.90%	02/2010
Sub-Total	$183,515,533		$83,200,000
Total Unconsolidated Joint Venture Debt	$266,715,533

HERSHA HOSPITALITY TRUST
PORTFOLIO INFORMATION
June 30, 2007

HOTELS BY REGION
	No. of Properties	No. of Rooms
Connecticut	10	1,901
New York City Metro	13	1,773
Philadelphia Metro	14	1,533
Boston Metro	11	1,355
Central PA	11	1,080
Washington DC Metro	7	813
CA/AZ Metro	3	434
Mid-Atlantic	3	372
All Regions	72	9,261

PROPERTY TYPE
	No. of Properties	No. of Rooms
Suburban	36	4,007
Urban	13	2,356
Small Metro	19	2,256
Airport	4	642
All Types	72	9,261

HOTELS BY SEGMENT TYPE
	No. of Properties	No. of Rooms
Upper Upscale	3	1,086
Upscale Transient	15	1,995
Upscale Extended-Stay	20	2,365
Midscale	34	3,815
All Segments	72	9,261

Hersha Hospitality Trust
Development Loans Receivable
June 30, 2007

Hotel Property	Borrower	Principal Outstanding 6/30/2007	Interest Rate	Maturity Date
Sheraton - JFK Airport, NY	Risingsam Hospitality, LLC	$10,016,000	10.0%	September 30, 2007
Holiday Inn Express - 29th Street, NY	Brisam Management, LLC	15,000,000	10.0%	May 30, 2008
Hilton Garden Inn - New York, NY	York Street LLC	15,000,000	11.0%	July 1, 2008
Hampton Inn & Suites - West Haven, CT	44 West Haven Hospitality, LLC	2,000,000	10.0%	October 9, 2007
Hampton Inn - Smithfield, RI	44 Hersha Smithfield, LLC	2,000,000	10.0%	October 9, 2007
Homewood Suites - Newtown Square, PA	Reese Hotels, LLC	700,000	11.0%	June 1, 2008
		$44,716,000

Land Lease
Boutique Hotel - 39th and 8th Avenue, NY	H Eight Avenue Associates, LLC	$9,065,000	10.0%	June 28, 2031
Boutique Hotel - 41st and 9th Avenue, NY	H Forty First Street, LLC	$9,882,000	10.0%	July 28, 2031
Boutique Hotel - Nevins St., Brooklyn, NY	H Nevins Street Associates, LLC	$4,338,000	10.0%	June 11, 2032

Hersha Hospitality Trust
Enterprise Value
June 30, 2007
(Dollars in thousands)

June 30, 2007
Cash	$9,571

Line of Credit	48,800
Mortgages and Notes Payable - Consolidated Assets	580,036
Less: JV Portion of Mortgages Payable for Consolidated JV Assets	(11,378)
Mortgages Payable - HT Portion of Unconsolidated JV Assets	119,381
Trust Preferred Securities	51,548

Series A Preferred Shares	60,000
Operating Partnership Units (5,570,186 @ $11.82*)	65,840
Class A Common Shares (40,986,779 @ $11.82*)	484,464

ENTERPRISE VALUE @ June 30, 2007	$1,389,120

* - Stock price as of June 30, 2007

HERSHA HOSPITALITY TRUST
Unconsolidated Joint Venture EBITDA
(in thousands, except shares and per share data)

	Courtyard Ewing	Hilton Garden Inn Glastonbury	Homewood Suites Glastonbury	Courtyard South Boston	Holiday Inn Express South Boston	Mystic Partners	Holiday Inn Express Chelsea	TOTAL
Hersha Ownership	50.0%	48.0%*	48.0%*	50.0%	50.0%	(66.7%,15%,8.8%)	50.0%
Hersha Participating Preferred %	10.0%	11.0%	10.0%	10.0%	10.0%	8.5%	N/A

THREE MONTHS ENDED JUNE 30, 2007
Joint Venture Net Income	$167	$116	$(38)	$331	$234	$(910)	$868	$768

Hotel Cash Available for Distribution
Hotel EBITDA	$556	$441	$392	$868	$402	$5,280	$2,469	$10,408
Debt Service	(196)	(125)	(321)	(350)	(152)	(3,856)	(1,600)	(6,600)
Other	(57)	(58)	(34)	(59)	(46)	947	(169)	524
Cash Available for Distribution	$303	$258	$37	$459	$204	$2,371	$700	$4,332

EBITDA
Hersha Income from Unconsolidated JV	$82	$55	$(2)	$381	$138	$652	$435	$1,741
Addback:
Step up and Outside Basis Amortization	1	1	2	15	29	403	-	451
Adjustment for interest in interest expense, depreciation and amortization of unconsolidated joint venture	195	156	392	472	235	4,092	800	6,341

Hersha EBITDA from Unconsolidated JV	$278	$212	$392	$868	$402	$5,147	$1,235	$8,533

SIX MONTHS ENDED JUNE 30, 2007
Joint Venture Net Income	$145	$133	$(445)	$19	$85	$(3,605)	$861	$(2,807)

Hotel Cash Available for Distribution
Hotel EBITDA	$916	$869	$420	$1,089	$420	$8,115	$3,305	$15,134
Debt Service	(387)	(405)	(643)	(696)	(306)	(5,775)	(2,443)	(10,655)
Other	(100)	(104)	(54)	(81)	(67)	(593)	(240)	(1,239)
Cash Available for Distribution	$429	$360	$(277)	$312	$47	$1,747	$622	$3,240

EBITDA
Hersha Income from Unconsolidated JV	$71	$62	$(3)	$134	$9	$246	$385	$904
Addback:
Step up and Outside Basis Amortization	1	1	3	32	57	805	46	945
Adjustment for interest in interest expense, depreciation and amortization of unconsolidated joint venture	386	320	420	923	354	6,959	1,222	10,583

Hersha EBITDA from Unconsolidated JV	$458	$383	$420	$1,089	$420	$8,010	$1,653	$12,432

*On April 1, 2007 we increased our ownership in the Hilton Garden Inn Glastonbury and the Homewood Suites Glastonbury to 48%.  Prior to April 1, 2007 we owned a 40% interest in these two properties.